REPLACEMENT AND INCREMENTAL FACILITY AMENDMENT

REPLACEMENT AND INCREMENTAL FACILITY AMENDMENT, dated as of March 4, 2016 (this “Amendment”), to the Credit Agreement (as defined below), among GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the lenders parties hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of November 26, 2013 (amending and restating the Credit Agreement, dated as of March 4, 2011, as amended), among the Parent, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and the other parties party thereto (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that (i) in accordance with Section 2.25 of the Credit Agreement, all of the outstanding Revolving Credit Commitments (the “Existing Revolving Commitments”, and the loans outstanding thereunder immediately prior to the Restatement Date (as defined below), the “Existing Revolving Loans”, and the Lenders of such Existing Revolving Loans, the “Existing Revolving Lenders”) be replaced with new revolving commitments (the “Replacement Revolving Commitments”; and the loans thereunder, the “Replacement Revolving Loans”) and the Existing Revolving Loans be refinanced with Replacement Revolving Loans, (ii) in accordance with Section 2.24 of the Credit Agreement, the Replacement Revolving Commitments be increased by
$170,000,000 of incremental revolving commitments (the “Incremental Commitments”, and together with Replacement Revolving Commitments, the “New Revolving Commitments”; and the loans thereunder the “New Revolving Loans”) and (iii) the Credit Agreement be amended as indicated in Exhibit A (the Credit Agreement as so amended, the “Amended Credit Agreement”);

WHEREAS, Section 2.25 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Borrower and the Lenders providing Replacement Revolving Commitments, to replace the Existing Revolving Commitments and refinance the Existing Revolving Loans with Replacement Revolving Commitments and Replacement Revolving Loans;

WHEREAS, Section 2.24 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent, the Borrower and the Lenders providing Incremental Revolving Commitments, to increase the aggregate amount of revolving credit commitments outstanding under the Credit Agreement with Incremental Revolving Commitments;

WHEREAS, upon the occurrence of the Restatement Date, the Replacement Revolving Commitments and the Replacement Revolving Loans will replace and refinance the Existing Revolving Commitments and the Existing Revolving Loans;

WHEREAS, upon the occurrence of the Restatement Date, the aggregate amount of the Replacement Revolving Commitments will be increased by the Incremental Commitments;

WHEREAS, after giving effect to the incurrence of the Incremental Commitments, the Non-Ratio-Based Incremental Facility Cap under the Amended Credit Agreement will be $175,000,000;

WHEREAS, upon the occurrence of the Restatement Date, the Credit Agreement will be deemed amended in the form of the Amended Credit Agreement;

WHEREAS, JPMorgan Chase Bank, N.A., is acting as sole lead arranger and sole bookrunner in respect of the New Revolving Commitments (in such capacity, the “Lead Arranger”);

WHEREAS, (i) Capital One, National Association, SunTrust Bank and Citizens Bank of Pennsylvania are each acting as syndication agents in respect of the New Revolving Commitments and
(i)Bank of America, N.A., Bank of the West, Barclays Bank PLC, Deutsche Bank AG New York Branch, Fifth Third Bank and TD Bank, N.A. are each acting as senior managing agents in respect of the New Revolving Commitments;

WHEREAS, each Existing Revolving Lender that executes and delivers a signature page to this Amendment substantially in the form of Exhibit B-1 (a “Continuing Revolving Lender Addendum”) and in connection therewith agrees to continue all of its Existing Revolving Commitments as Replacement Revolving Commitments (such continued commitments, the “Continued Revolving Commitments”; and such Lenders, the “Continuing Revolving Lenders”) will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) agree to continue all of its Existing Revolving Commitments in a principal amount equal to the aggregate amount of such Existing Revolving Commitments (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Restatement Date) and (iii) agree to make Replacement Revolving Loans from time to time;

WHEREAS, each Person that executes and delivers a signature page to this Amendment substantially in the form of Exhibit B-2 (an “Additional Revolving Lender Addendum”; and together with the Continuing Revolving Lender Addendum, the “Lender Addenda”, and each a “Lender Addendum”) and agrees in connection therewith to make New Revolving Commitments (such New Revolving Commitments, the “Additional Revolving Commitments”, and the loans thereunder, the “Additional Revolving Loans”, and the Lenders of such Additional Revolving Commitments and Additional Revolving Loans, the “Additional Revolving Lenders”; and the Additional Revolving Lenders together with the Continuing Revolving Lenders, the “New Revolving Lenders”) will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement, (ii) commit to make Additional Revolving Commitments to the Borrower on the Restatement Date as New Revolving Commitments in an amount as is determined by the Lead Arranger prior to the Restatement Date and (iii) agree to make Additional Revolving Loans from time to time;

WHEREAS, upon the occurrence of the Restatement Date, the proceeds of the New Revolving Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Revolving Loans;

WHEREAS, the parties party hereto are willing to agree to the terms of this Amendment and the Amended Credit Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.    Definitions. Unless otherwise defined herein or otherwise provided herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.    New Revolving Commitments.

(a)Subject to the terms and conditions set forth herein (i) each Continuing Revolving Lender agrees to continue all (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Restatement Date) of its Existing Revolving Commitments as New Revolving Commitments on the date requested by the Borrower to be the Restatement Date in a principal amount equal to such Continuing Revolving Lender’s New Revolving Commitment (as defined below), (ii) each Additional Revolving Lender agrees to provide New Revolving Commitments on and after such date to the Borrower in a principal amount equal to such Additional Revolving Lender’s New Revolving Commitment, (iii) each New Revolving Lender agrees to this Amendment and the terms of the Amended Credit Agreement and (iv) each New Revolving Lender agrees that its New Revolving Commitment shall be as set forth on Exhibit C hereto under the heading “Revolving Credit Commitment”.

(b)For purposes hereof, a Person shall become a party to the Amended Credit Agreement and an Additional Revolving Lender as of the Restatement Date by executing and delivering to the Administrative Agent, on or prior to the Restatement Date, an Additional Revolving Lender Addendum. The Existing Revolving Commitments of a Continuing Revolving Lender must be continued in whole and may not be continued in part unless approved by the Lead Arranger.

(c)The New Revolving Commitments of each New Revolving Lender will be available to the Borrower on the Restatement Date. The “New Revolving Commitment” of (i) any Continuing Revolving Lender will be the amount of its Existing Revolving Commitment as set forth in the Register as of the Restatement Date (or such lesser amount as notified to such Lender by the Lead Arranger prior to the Restatement Date), which shall be continued as an equal amount of New Revolving Commitments and (ii) any Additional Revolving Lender will be such amount (not exceeding any commitment offered by such Additional Revolving Lender) allocated to it by the Lead Arranger and notified to it on or prior to the Restatement Date. The Commitments of the New Revolving Lenders are several, and (subject to Section 2.23 of the Amended Credit Agreement) no such Lender will be responsible for any other such Lender’s failure to make or acquire its New Revolving Loans.

(d)The obligation of each New Lender to make, provide or acquire by continuation New Revolving Commitments on the Restatement Date is subject to the satisfaction of the conditions set forth in Section 4 of this Amendment.

(e)On and after the Restatement Date, each reference in the Amended Credit Agreement to (i) “Revolving Credit Commitments” shall be deemed a reference to the New Revolving Commitments contemplated hereby and (ii) “Revolving Credit Loans” shall be deemed a reference to New Revolving Loans, except in each case as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses and increased costs shall continue in full force and effect with respect to, and for the benefit of, each Existing Revolving Lender in respect of such Lender’s Existing Revolving Commitments and Existing Revolving Loans.

(f)On the Restatement Date, (i) all Existing Revolving Loans of Existing Revolving Lenders that are not Continuing Lenders (such lenders, the “Exiting Lenders”) shall be repaid in full, (ii) all Existing Revolving Loans of Continuing Lenders shall be deemed repaid and reborrowed as New Revolving Loans, (iii) the New Revolving Loans shall be reallocated among the New Lenders in accordance with the Lenders’ New Revolving Commitments (with such reallocation to be effected as directed by the Administrative Agent, including through the funding by Additional Revolving Lenders of New Revolving Loans and the repayment of Replacement Revolving Loans) and (iv) the existing Letters of Credit outstanding under the Credit Agreement and listed on Schedule I hereto (the “Existing Letters of Credit”) shall be deemed Letters of Credit under the Amended Credit Agreement and the participations in respect of Letters of Credit outstanding under the Amended Credit Agreement after giving effect to the Amendment and Swingline Loans outstanding under the Amended Credit Agreement after giving effect to the Amendment shall be reallocated among the New Lenders in accordance with Section 2.24 of the Credit Agreement.

(g)The Borrower and the Administrative Agent hereby consent to each Additional Revolving Lender becoming a Revolving Credit Lender under the Amended Credit Agreement and the Administrative Agent hereby consents to the incurrence of the Replacement Revolving Facility.

SECTION 3.    Amendment to Credit Agreement.

(a)Effective as of the Restatement Date: (i) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto and (ii) Schedule 2.1(b) of the Credit Agreement is hereby amended to replace the revolving credit commitment portion of such Schedule with the information attached hereto as Exhibit C hereto .

(b)All exhibits to the Credit Agreement, in the forms thereof immediately prior to the Restatement Date, will continue to be exhibits to the Amended Credit Agreement and all schedules to the Credit Agreement (other than the portion of Schedule 2.1(b) of the Credit Agreement amended pursuant to Section 3(a) of this Amendment), in the forms thereof immediately prior to the Restatement Date, will continue to be schedules to the Amended Credit Agreement.

SECTION 4.    Effectiveness. This Amendment and the obligation of each New Revolving Lender to provide New Revolving Commitments and make New Revolving Loans, shall become effective as of the date (the “Restatement Date”) on which the following conditions have been satisfied:

(a)Amendment. The Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of Parent and the Borrower, (ii) an executed signature page from each New Revolving Lender on the Restatement Date and (iii) an executed signature page from the Administrative Agent.

(b)Existing Revolving Commitments Refinancing. The Borrower shall have paid (i) all accrued and outstanding interest, fees and other amounts in respect of the Existing Revolving Commitments and Existing Revolving Loans and (ii) the Existing Revolving Loans of Exiting Lenders shall be paid in full.

(c)Fees. All reasonable and documented out-of-pocket costs, fees, expenses (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses) and other compensation payable by the Borrower to the New Revolving Lenders and JPMorgan, in its capacity as Lead Arranger and Administrative Agent, on or before the Restatement Date shall have been paid to the extent then due.

(d)Solvency Certificate. The Lenders shall have received a reasonably satisfactory solvency certificate by the chief financial officer of the Borrower with respect to the solvency of the Loan Parties, on a consolidated basis, after giving effect to the effectiveness of the Amendment and the transactions in connection therewith.

(e)Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Restatement Date, substantially in the form of Exhibit C to the Credit Agreement (with such changes thereto as necessary to reflect the transactions effected on the Restatement Date), with appropriate insertions and attachments.

(f)Other Certifications. The Administrative Agent shall have received the following:

(i)a copy of the charter or other similar organizational document of each Loan Party and each amendment thereto, certified (as of a date reasonably near the Restatement Date) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized; and

(ii)a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized, dated reasonably near the Restatement Date, listing the charter or other similar organizational document of such Loan Party and each amendment thereto on file in such office and, if available, certifying that (A) such amendments are the only amendments to such Person’s charter on file in such office and

(B) such Person is duly organized and in good standing or full force and effect under the laws of such jurisdiction.

(g)Legal Opinion. The Administrative Agent shall have received the executed legal opinion of counsel to Parent, the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

(h)Pledged Capital Stock; Stock Powers; Pledged Notes. Except as otherwise agreed by the Administrative Agent, the Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement (if such shares are certificated), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note required to be delivered by the Loan Parties pursuant to the Guarantee and Collateral Agreement endorsed in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

(i)Lien Searches. The Administrative Agent shall have received customary lien searches with respect to the Borrower and the Guarantors in their respective jurisdictions of organizations.

(j)Reaffirmation. The Administrative Agent shall have received an executed Acknowledgment and Confirmation, in the form attached hereto as Exhibit D, from an authorized officer of each Loan Party.

(k)KYC and PATRIOT Act. Each New Revolving Lender shall have received at least five days prior to the Restatement Date all relevant documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been requested by such New Revolving Lender in writing at least 10 days prior to the Restatement Date.

(l)Filings, Registrations and Recordings. Each document (including, without limitation, any UCC financing statement) required by the Security Documents or under law (in each case as reasonably requested by the Administrative Agent) (subject to the terms of Section 5.10(d) of the Credit Agreement) to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(m)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Restatement Date. The Borrower shall have provided a certificate of an authorized officer that the full amount of the Revolving Credit Facility may be drawn down without violating the terms of any Material Debt.

(n)Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Restatement Date as if made on and as of the Restatement Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect).

SECTION 5.    Representations and Warranties. The Borrower represents and warrants that

(a)entry into this Amendment is within the Borrower’s powers and has been duly authorized by all necessary action;

(b)this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(c)each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Restatement Date as if made on and as of the Restatement Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true in all material respects as of such earlier date (provided that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect).

SECTION 6.    Bail-in. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties to the Loan Documents, each party hereto acknowledges that any liability of any EEA Financial Institution that is a Revolving Credit Lender arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under the Amended Credit Agreement which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under the Amended Credit Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For purposes of this Section 6, (i) capitalized terms have the meanings assigned thereto in the Amended Credit Agreement and (ii) capitalized terms used in this section 6 but not otherwise defined herein or in the Amended Credit Agreement have the meanings set forth below.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or
(c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 7.    Effect of Amendment.

7.1    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Each Loan Party acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations (as such term is defined after giving effect to this Amendment), unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.

7.2    On and after the Restatement Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

7.3    Except as expressly provided herein or in the Amended Credit Agreement, the New Revolving Commitments and New Revolving Loans shall be subject to the terms and provisions of the Amended Credit Agreement and the other Loan Documents.

SECTION 8.    General.

8.1    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

8.2    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

8.3    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.

8.4    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
GENERAL NUTRITION CENTERS, INC.,
as Borrower

By: /s/ Tricia K. Tolivar
Name: Tricia K. Tolivar
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment]

GNC CORPORATION, as Parent

By: /s/ Tricia K. Tolivar
Name: Tricia K. Tolivar
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment)

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By: /s/ James A. Knight
Name: James A. Knight
Title: Executive Director

[Signature Page to Amendment]

DEUTSCHE BANK TRUST COMPANY, AMERICAS, as Exiting Lender

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

DEUTSCHE BANK TRUST COMPANY, AMERICAS, as Exiting Lender

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

CONTINUING REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Restatement Date in the amount of its New Revolving Commitment and (C) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	J.P. Morgan Chase, N.A.

Executing as a Continuing Revolving Lender: By: /s/ James A. Knight Name: James A. Knight Title: Executive Director For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	J.P. Morgan Chase, N.A.

Executing as an Additional Revolving Lender: By: /s/ James A. Knight Name: James A. Knight Title: Executive Director For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Capital One, National Association

Executing as an Additional Revolving Lender: By: /s/ Andrew Richards Name: Andrew Richards Title: SVP For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	SUNTRUST BANK

Executing as an Additional Revolving Lender: By: /s/ Carlos Cruz Name: Carlos Cruz Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Citizens Bank of Pennsylvania

Executing as an Additional Revolving Lender: By: /s/ Jeffrey Mills Name: Jeffrey Mills Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of America, N.A.

Executing as an Additional Revolving Lender: By: /s/ Colleen M. O’Brien Name: Colleen M. O’Brien Title: SVP For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Bank of the West.

Executing as an Additional Revolving Lender: By: /s/ Harry Yergey Name: Harry Yergey Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

CONTINUING REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Restatement Date in the amount of its New Revolving Commitment and (C) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Barclays Bank, PLC

Executing as a Continuing Revolving Lender: By: Barclays Bank PLC /s/ Ronnie Glenn Name: Ronnie Glenn Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Barclays Bank, PLC

Executing as an Additional Revolving Lender: By: Barclays Bank PLC /s/ Ronnie Glenn Name: Ronnie Glenn Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Deutsche Bank AG New York Branch

Executing as an Additional Revolving Lender:

By:
/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

For any institution requiring a second signature line:

By:
/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

CONTINUING REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Restatement Date in the amount of its New Revolving Commitment and (C) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Fifth Third Bank

Executing as a Continuing Revolving Lender: By: /s/ Gary S. Losey Name: Gary S. Losey Title: VP - Corporate Banking For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	Fifth Third Bank

Executing as an Additional Revolving Lender: By: /s/ Gary S. Losey Name: Gary S. Losey Title: VP - Corporate Banking For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	TD Bank, N.A.

Executing as an Additional Revolving Lender: By: /s/ Craig Welch Name: Craig Welch Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	The Bank of Nova Scotia

Executing as an Additional Revolving Lender: By: /s/ Paula J. Czach Name: Paula J. Czach Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

CONTINUING REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Restatement Date in the amount of its New Revolving Commitment and (C) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	First National Bank of Pennsylvania

Executing as a Continuing Revolving Lender: By: /s/ Jeffrey Kridler Name: Jeffrey Kridler Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	First Niagara Bank, N.A.

Executing as an Additional Revolving Lender: By: /s/ Philip R. Medsger Name: Philip R. Medsger Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	PNC Bank, National Association

Executing as an Additional Revolving Lender: By: /s/ Allison Fromm Name: Allison Fromm Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	BMO Harris Bank N.A.

Executing as an Additional Revolving Lender: By: /s/ Joan Murphy Name: Joan Murphy Title: Director For any institution requiring a second signature line: By: Name: Title:

CONTINUING REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Restatement Date in the amount of its New Revolving Commitment and (C) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	The Huntington National Bank

Executing as a Continuing Revolving Lender: By: /s/ Michael Kiss Name: Michael Kiss Title: Vice President For any institution requiring a second signature line: By: Name: Title:

ADDITIONAL REVOLVING
LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	First Commonwealth Bank

Executing as an Additional Revolving Lender: By: /s/ Stephen J. Orban Name: Stephen J. Orban Title: Senior Vice President For any institution requiring a second signature line: By: Name: Title:

EXHIBIT A
AMENDED CREDIT AGREEMENT

$1,455,000,000

CREDIT AGREEMENT

among

GNC CORPORATION,

GENERAL NUTRITION CENTERS, INC.,

as Borrower,

The Several Lenders
from Time to Time Parties Hereto,

GOLDMAN SACHS BANK USA,
as Syndication Agent

DEUTSCHE BANK SECURITIES INC.
and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Co-Documentation Agents

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of November 26, 2013

(amending and restating the Credit Agreement dated as of March 4, 2011, as amended)

J.P. MORGAN SECURITIES LLC,
as Sole Lead Arranger

J.P. MORGAN SECURITIES LLC,
GOLDMAN SACHS BANK USA,
DEUTSCHE BANK SECURITIES INC. and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Joint Book-Running Managers

“Adjusted LIBO Rate”: with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate ~~and~~, (b) with respect to Eurodollar Loans that are Tranche B Term Loans, 0.75%    and (c) with respect to Eurodollar Loans that are Revolving Credit Loans, 0.0%.
“Adjustment Date”: as defined in the Pricing Grid. “Administrative Agent”: as defined in the preamble hereto.

“Administrative Questionnaire”: an administrative questionnaire in a form supplied by the Administrative Agent.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Affiliated Lender”: any Affiliate of Parent other than (i) Parent or any Subsidiary of Parent and (ii) any natural Person.

“Affiliated Lender Assignment and Assumption”: as defined in Section 9.4(g).

“Agents”: the collective reference to the Administrative Agent, the Syndication
Agent and the Co-Documentation Agents.

“Aggregate Exposure”: with respect to any Lender at any time, an amount equal to the sum of (i) the aggregate then unpaid principal amount of such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Credit Commitment then in effect or, if the Revolving Credit Commitments have been terminated, the amount of such Lender’s Revolving Credit Exposure.

“Aggregate Exposure Percentage”: with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

“Agreement”: this Credit Agreement, as amended, supplemented, replaced or otherwise modified from time to time.

“Alternate Base Rate”: for any day, a rate per annum equal to the greatest of
(a)the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, (c) the Adjusted LIBO Rate that would be calculated as of such day (or, if such day is not a Business Day, as of the next preceding Business Day) in respect of a proposed Eurodollar Loan with a one-month Interest Period plus 1.0% and (d) with respect to ABR Loans that are Tranche B Term Loans, 1.75%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or such Adjusted LIBO thereunder as a precondition to relief or exemption from Taxes under such provisions and including any agreements entered into pursuant to Section 1471(b)(1) of the Code).

“Federal Funds Effective Rate”: for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Covenant”: the covenant set forth in Section 6.1. ~~The Financial Covenant shall be deemed to be in effect for purposes of this Agreement on any day on which the aggregate principal amount of the outstanding Revolving Credit Loans and Swingline Loans and unpaid Reimbursement Obligations (which Reimbursement Obligations have remained unpaid for at least five Business Days) exceeds $25,000,000.~~

“Financial Covenant Event of Default”: as defined in Section 7.1(c).

“First Lien Intercreditor Agreement”: a “pari passu” intercreditor agreement between or among the Administrative Agent and one or more Senior Representatives for holders of Permitted Pari Passu Secured Refinancing Debt in form and substance reasonably satisfactory to the Administrative Agent.
“Foreign Asset Sale”: as defined in Section 2.15(f). “Foreign Indebtedness Event”: as defined in Section 2.1(f).

“Foreign Lender”: any Lender or Issuing Bank that is organized under the laws of a jurisdiction other than that of the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Recovery Event”: as defined in Section 2.15(f).

“Foreign Subsidiary”: any Subsidiary of the Borrower that is not a Domestic Subsidiary

“Funded Debt”: all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans.

“Repayment”: as defined in Section 1.5(d).
"Replacement and Incremental Facility Amendment": the Replacement and Incremental Facility Amendment, dated as of March 4, 2016, to this Agreement, among the Borrower, Parent, the Lenders parties thereto and JPMorgan, as Administrative Agent.
“Replacement Facility Amendment”: as defined in Section 2.2(c). “Replacement Facility”: as defined in Section 2.25(a). “Replacement Facility Closing Date”: as defined in Section 2.2(c). “Replacement Revolving Facility”: as defined in Section 2.25(a).

“Replacement Liens”: with respect to any Lien, any modification, replacement, renewal or extension of such Lien; provided that (i) such modification, replacement, renewal or extension of such Lien does not extend to any additional property other than (A) after-acquired property (to the extent such after-acquired property would have been subject to such Lien prior to such modification, replacement, renewal or extension) and (B) proceeds and products thereof, and (ii) any Indebtedness secured by such Liens is permitted by Section 6.2.

“Replacement Term Loans”: as defined in Section 2.25(a).

“Reportable Event”: any of the “reportable events” set forth in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Single Employer Plan, other than those events as to which notice is waived pursuant to DOL Reg. § 4043 as in effect on the date hereof (no matter how such notice requirement may be changed in the future).

“Repricing Event”: (a) any prepayment, repayment, refinancing, substitution or replacement of all or a portion of the Tranche B Term Loans with the proceeds of, or any conversion of Tranche B Term Loans into, any new or replacement tranche of syndicated term loans (including new Term Loans under this Agreement) bearing interest with an “effective yield” (taking into account interest rate margin and benchmark floors, recurring fees and all upfront or similar fees or original issue discount (amortized over the shorter of (A) the Weighted Average Life to Maturity of such term loans and (B) four years), but excluding any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared ratably with all lenders or holders of such term loans in their capacities as lenders or holders of such term loans) less than the “effective yield” applicable to the Tranche B Term Loans (determined on the same basis as provided in the preceding parenthetical) but excluding any such term loans incurred in connection with a Change of Control and (b) any amendment (including pursuant to a replacement term loan as contemplated by Section 9.2) to the Tranche B Term Loans or any tranche thereof which reduces the “effective yield” applicable to such Tranche B Term Loans (as determined on the same basis as provided in clause (a)). For the avoidance of doubt, any prepayment or repayment of Tranche B Term Loans funded directly or indirectly with the proceeds of Capital Stock issued by the Parent or equity contributed to the Parent and received after the Closing Date shall not constitute a Repricing Event.

“Required Lenders”: at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Credit Exposure.

“Requirement of Law”: as to any Person, the Certificate of Incorporation and By Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

“Requirement of Tax Law”: as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority relating to Taxes, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

“Responsible Officer”: as to any Person, the chief executive officer, president, chief financial officer, chief accounting officer, comptroller, treasury manager, treasurer or assistant treasurer of such Person, but in any event, with respect to financial matters, the chief financial officer, chief accounting officer, comptroller, treasurer or assistant treasurer of such Person. Unless otherwise qualified, all references to a “Responsible Officer” shall refer to a Responsible Officer of the Borrower.

"Restatement Date": the date on which the Replacement and Incremental Facility Amendment becomes effective, which date in March 4, 2016.

“Restricted Payments”: as defined in Section 6.6.

“Restricted Subsidiary”: any Subsidiary other than an Unrestricted Subsidiary.

“Returns”: with respect to any Investment, any dividends, distributions, return of capital and other amounts received or realized in respect of such Investment.

“Revolving Credit Borrowing”: a Borrowing comprised of Revolving Credit Loans.
“Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swingline Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 2.1, or, as the case may be, in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Total Revolving Credit Commitments on the ~~Closing~~ Restatement Date is $~~105,000,000~~300,000,000.

“Revolving Credit Exposure”: with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Credit Loans and its LC Exposure and Swingline Exposure at such time.

“Revolving Credit Facility”: as defined in the definition of “Facility” in this Section 1.1 and including, as appropriate, any Extensions thereof and any Replacement Revolving Facility.

“Revolving Credit Lender”: each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.

“Revolving Credit Loans”: Loans made pursuant to Section 2.5(a).

“Revolving Credit Maturity Date”: with respect to (a) Revolving Credit
Commitments that have not been extended pursuant to Section 2.26, ~~March 3~~September 2,
~~2017~~2018, (b) with respect to Extended Revolving Credit Commitments, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Credit Lender or Revolving Credit Lenders, (c) with respect to any Incremental Revolving Commitments, the final maturity date therefor as specified in the applicable Incremental Facility Amendment and (d) with respect to any commitments under a Replacement Revolving Facility, the final maturity date therefor specified in the applicable Replacement Facility Amendment.

“Revolving Credit Percentage”: as to any Revolving Credit Lender at any time, the percentage which such Lender’s Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender’s Revolving Credit Exposure then outstanding constitutes of the amount of the Total Revolving Credit Exposure). Notwithstanding the foregoing, in the case of Section 2.23 when a Defaulting Lender shall exist, Revolving Credit Percentages shall be determined without regard to any Defaulting Lender’s Revolving Credit Commitment.

“Sale and Leaseback Transaction”: as defined in Section 6.11.

“Sanctioned Country”: at any time, a country or territory that is the subject or target of any Sanctions.

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

2.7    Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $15,000,000 or (ii) the Total Revolving Credit Exposure exceeding the Total Revolving Credit Commitments; provided that any Swingline Loans shall be made at the sole discretion of the Swingline Lender ~~shall not be required to (but may in its discretion) make~~ (including the making of any Swingline Loans to refinance an outstanding Swingline Loan). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(b)To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by facsimile), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 3:00 P.M., New York City time, on the requested date of such Swingline Loan.

(c)The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 A.M., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Credit Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance including (i) any setoff, counterclaim, recoupment, defense or other right that any Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 4, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Lender or any reduction in or termination of the Revolving Credit Commitments or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.9 with respect to Loans made by such Lender (and Section 2.9 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(d)If the maturity date shall have occurred in respect of any tranche of Revolving Credit Commitments at a time when another tranche or tranches of Revolving Credit Commitments is or are in effect with a longer maturity date, then on the earliest occurring maturity date all then outstanding Swingline Loans shall be repaid in full on such date (and there shall be no adjustment to the participations in such Swingline Loans as a result of the occurrence of such maturity date); provided, however, that notwithstanding the foregoing, if on the occurrence of such earliest maturity date (after giving effect to any repayments of Revolving Credit Loans and any reallocation of Letter of Credit participations as contemplated in Section 2.8(k)), there shall exist sufficient unutilized Extended Revolving Credit Commitments so that the respective outstanding Swingline Loans could be incurred pursuant the Extended Revolving Credit Commitments which will remain in effect after the occurrence of such maturity date, then there shall be an automatic adjustment on such date of the participations in such Swingline Loans and the same shall be deemed to have been incurred solely pursuant to the relevant Extended Revolving Credit Commitments, and such Swingline Loans shall not be so required to be repaid in full on such earliest maturity date.

2.8    Letters of Credit. (a) General. Prior to the Closing Date, the Issuing Bank has issued the Existing Letters of Credit which, from and after the Closing Date, shall constitute Letters of Credit hereunder issued for the account of the Borrower. Such Existing Letters of Credit shall be automatically reallocated on the Closing Date among the Lenders in accordance with their respective Applicable Percentages. Subject to the terms and conditions set forth herein, any Issuing Bank, in reliance on the agreements of the Revolving Credit Lenders set forth in Section 2.8(d), agrees to issue trade and standby Letters of Credit for the account of the Borrower or the account of the Borrower for the benefit of any Subsidiary on any Business Day during the Availability Period in such form as may be approved from time to time by an Issuing Bank; provided that no Issuing Bank shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the LC Exposure would exceed
$~~40,000,000~~25,000,000 or (2) the Total Revolving Credit Exposure would exceed the Total

Revolving Credit Commitments. Subject to the terms and conditions set forth herein, the

Borrower may request the issuance of Letters of Credit for its own account or for its own account for the benefit of any Restricted Subsidiary, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b)    Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank, it being agreed that JPMorgan Chase Bank, N.A. hereby approves such arrangements) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by an Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $~~40,000,000~~25,000,000 and (ii) the Total Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitments.

(c)    Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date. If the Borrower so requests in any notice requesting the issuance of a Letter of Credit, the applicable Issuing Bank shall issue a Letter of Credit that has automatic renewal provisions (each, an “Auto Renewal Letter of Credit”), provided, that the Borrower shall be required to make a specific request to the applicable Issuing Bank for any such renewal. Once an Auto Renewal Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized the renewal of such Letter of Credit at any time to an expiry date not later than the earlier of (i) one year from the date of such renewal and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date; provided that the applicable Issuing Bank shall not permit any such renewal if such Issuing Bank has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 4.2 or otherwise).

Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing,
(i) if the Financial Covenant is then in effect, immediately after giving effect to such designation the Borrower and the Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis as of the last day of the relevant Reference Period, with the Financial Covenant and the Borrower shall have delivered to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance, (iii) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if after such designation it would be a “restricted subsidiary” for the purpose of any other Indebtedness with recourse to the Parent, the Borrower or a Restricted Subsidiary and (iv) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it was previously designated as an Unrestricted Subsidiary and then redesignated as a Restricted Subsidiary.

(b)    The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s investment therein as determined in good faith by the board of directors of the Borrower and the Investment resulting from such designation must otherwise be in compliance with Section 6.8 (as determined at the time of such designation). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time and a return on any Investment by the Borrower in such Unrestricted Subsidiary; provided that (i) solely for the purpose of calculating the outstanding amounts of Investments under Section 6.8, upon a redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have an outstanding Investment in an Unrestricted Subsidiary equal to an amount (if positive) equal to (a) the Borrower’s Investment in such Subsidiary at the time of such redesignation less (b) the portion of the fair market value of the net assets of such Subsidiary at the time of such redesignation and (ii) solely for purposes of Section 5.10(c) and the Security Documents, any Unrestricted Subsidiary designated as a Restricted Subsidiary shall be deemed to have been acquired on the date of such designation. Any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the board of directors of the Borrower.

SECTION 6. NEGATIVE COVENANTS

Parent and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any undrawn and unexpired Letter of Credit remains outstanding (unless such Letter of Credit has been cash collateralized in a manner consistent with the requirements of Section 2.8(j) or backed with another letter of credit in a manner reasonably satisfactory to the applicable Issuing Bank) or any Loan or other amount (excluding Obligations in respect of any Specified Hedge Agreements, Cash Management Obligations and contingent reimbursement and indemnification obligations, in each case, which are not due and payable) is owing to any Lender, any Agent or any Arranger hereunder, each of Parent and the Borrower shall not, and shall not permit any of the Borrower’s Restricted Subsidiaries to:

6.1    Financial Condition Covenant. With respect to the Revolving

Credit Facility ~~and only if the Financial Covenant is then in effect on the last day of the~~

~~applicable fiscal quarter~~, permit the Consolidated Senior Secured Leverage Ratio as at the last day of any fiscal quarter of the Borrower to exceed 4.25 to 1.00.

6.2    Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a)    Indebtedness pursuant to any Loan Document;

(b)    Indebtedness of (i) Parent to the Borrower, (ii) the Borrower to Parent,
(iii) Parent or the Borrower to any Restricted Subsidiary and (iv) any Subsidiary Guarantor to Parent, the Borrower or any other Restricted Subsidiary; provided that any such Indebtedness for borrowed money that is owed by any Loan Party to any Excluded Subsidiary of the Borrower shall be evidenced by the Subordinated Intercompany Note and subordinated to the Obligations on the terms set forth therein;

(c)    Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.3(g) in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding;

(d)    Indebtedness outstanding on the date hereof and listed on Schedule 6.2(d) and intercompany Indebtedness outstanding on the Closing Date;

(e)    Guarantee Obligations (i) made in the ordinary course of business by the Borrower or any of its Restricted Subsidiaries of obligations of the Borrower or any Wholly Owned Subsidiary Guarantor and (ii) of Parent, the Borrower or any Restricted Subsidiary in respect of Indebtedness otherwise permitted to be incurred by Parent, the Borrower or such Restricted Subsidiary, as the case may be, under this Section 6.2; provided that if the Indebtedness being guaranteed is subordinated to the Obligations such guarantee shall be subordinated to the guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination provisions of such Indebtedness;

(f)    [Reserved];

(g)    Indebtedness of the Borrower or any Restricted Subsidiary that is incurred or assumed in connection with any acquisition of property, or of any Person that becomes a Restricted Subsidiary acquired pursuant to any Permitted Acquisition or other Investment permitted under Section 6.8; provided that such Indebtedness was not incurred (x) to provide all or a portion of the funds utilized to consummate the transaction or series of related transactions constituting such acquisition or property or Permitted Acquisition or Investment or (y) otherwise in connection with, or in contemplation of, such acquisition or property or Permitted Acquisition or Investment;

(h)    Indebtedness of Excluded Subsidiaries; provided that the aggregate principal amount of such Indebtedness shall not exceed $20,000,000 at any time outstanding;

(i)    unsecured Indebtedness of Parent, the Borrower and the

Restricted Subsidiaries; provided that:

(ii)    if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the Financial Covenant, the Borrower shall be deemed to have satisfied the requirements of the Financial Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Covenant that had occurred shall be deemed cured for the purposes of this Agreement.

(b)    Notwithstanding anything herein to the contrary (i) in each four- consecutive-fiscal-quarter period there shall be at least two fiscal quarters in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right may be exercised no more than five times, (iii) the Cure Amount shall be no greater than the amount required for purposes of causing the Borrower to comply with the Financial Covenant, (iv) no Indebtedness repaid with the proceeds of Cure Securities shall be deemed repaid for the purposes of recalculating the Financial Covenant ~~(other than Revolving Credit Loans for purposes of determining if the Financial Covenant is in effect)~~ during the period in which the Cure Amount is included in the calculation of Consolidated EBITDA, and (v) ~~except to the extent of any reduction in Indebtedness from such proceeds allowed by clause (iv),~~ the proceeds of Cure Securities shall be disregarded for other purposes of this Agreement (including determining pricing, financial ratio-based conditions ~~(subject to the terms of clause (iv) above)~~ or basket amounts).

(c)    Upon the Administrative Agent’s receipt of a notice from the Borrower that it intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the 10th day subsequent to the date of required delivery of the related Compliance Certificate delivered pursuant to Section 5.2(b) to which such Notice of Intent to Cure relates, neither the Administrative Agent nor any Lender shall exercise the right to accelerate payment of the Loans or terminate or suspend the Commitments and neither the Administrative Agent nor any other Lender shall exercise any right to foreclose on or take possession of the Collateral solely on the basis of an allegation of an Event of Default having occurred and being continuing under Section 7.1 due to failure by the Borrower to comply with the requirements of the Financial Covenant for the applicable period.

SECTION 8. THE AGENTS

8.1    Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each Lender hereby authorizes the Administrative
Agent to enter into each Security Document, any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement and any other intercreditor or subordination agreements contemplated hereby on behalf of and for the benefit of the Lenders and the other Secured

Parties and agrees to be bound by the terms thereof. Notwithstanding any provision to the

EXHIBIT B-1 CONTINUING REVOLVING LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Revolving Commitments as New Revolving Commitments on the Restatement Date in the amount of its New Revolving Commitment and (C) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:

Executing as a Continuing Revolving Lender: By: Name: Title: For any institution requiring a second signature line: By: Name: Title:

EXHIBIT B-2 ADDITIONAL REVOLVING LENDER ADDENDUM

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as an Additional Revolving Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Amended Credit Agreement, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to provide New Revolving Commitments on and after the Restatement Date in the amount of such Additional Revolving Lender’s New Revolving Commitment, (C) on the Restatement Date to make New Revolving Loans in the amount required pursuant to Section 2(f) of the Amendment and (D) that on the Restatement Date, it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder and its New Revolving Commitments and New Revolving Loans will be “Revolving Credit Commitments” or “Revolving Credit Loans”, as applicable, under the Amended Credit Agreement.

Name of Institution:	The Bank of Nova Scotia

Executing as an Additional Revolving Lender: By: /s/ Paula J. Czach Name: Paula J. Czach Title: Managing Director For any institution requiring a second signature line: By: Name: Title:

EXHIBIT C NEW REVOLVING COMMITMENTS

Revolving Credit Commitments

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$53,500,000
Capital One, National Association	$24,500,000
SunTrust Bank	$24,500,000
Citizens Bank of Pennsylvania	$24,500,000
Bank of America, N.A.	$16,000,000
Bank of the West	$16,000,000
Barclays Bank PLC	$16,000,000
Deutsche Bank AG New York Branch	$16,000,000
Fifth Third Bank	$16,000,000
TD Bank, N.A.	$16,000,000
The Bank of Nova Scotia	$12,000,000
First National Bank of Pennsylvania	$12,000,000
First Niagara Bank, N.A.	$12,000,000
PNC Bank, National Association	$12,000,000
BMO Harris Bank, N.A.	$12,000,000
The Huntington National Bank	$12,000,000
First Commonwealth Bank	$5,000,000
Total	$300,000,000.00

EXHIBIT D
FORM OF ACKNOWLEDGMENT
AND CONFIRMATION

ACKNOWLEDGEMENT AND CONFIRMATION

Each of the parties hereto hereby acknowledges and consents to the Replacement and Incremental Facility Amendment, dated as of March 4, 2016 (the “Amendment”) to the Credit Agreement, dated as of November 26, 2013 (as amended, restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among, GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other agents party thereto, and agrees with respect to each Loan Document to which it is a party:

(a)all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

(b)all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and under its guarantees in the Loan Documents:

Each of the parties hereto further agrees that each Qualified Keepwell Provider shall jointly and severally absolutely, unconditionally, and irrevocably undertake to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Guarantee and Collateral Agreement in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph, or otherwise under the Guarantee and Collateral Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this paragraph shall remain in full force and effect until the Discharge of Obligations (as defined in the Guarantee and Collateral Agreement) Each Qualified Keepwell Provider intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

As used in this Acknowledgment and Confirmation, the following terms shall have the respective meanings set forth below:

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Qualified Keepwell Provider”: in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the
Commodity Exchange Act.

“Swap Obligation”: with respect to any person, any obligation to pay or perform under any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Capitalized terms used but not defined in this Acknowledgment and Confirmation have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable. This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgement and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgement and Confirmation by email, facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

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[NAME OF LOAN PARTY]

By
Name:

Title: [	]